                                                                     EXHIBIT 4.8

                                                                [EXECUTION COPY]



                          SECOND AMENDMENT AND CONSENT
                              TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment"),
                                                                  ---------
dated as of June 12, 1998, to the Existing Credit Agreement (as defined below), is made by ATLANTIC CROSSING LTD. (formerly known as Global Telesystems Ltd.), a corporation organized and existing under the laws of Bermuda (the "Borrower"),
                                                                   --------
the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in Article I)
                                                                  ---------
signatories hereto, DEUTSCHE BANK AG, NEW YORK BRANCH, and CANADIAN IMPERIAL BANK OF COMMERCE, acting by and/or through one or more of its branches, agencies or affiliates ("CIBC"), as lead agents for the Lenders (in such capacity, the
                ----
"Lead Agents"), DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent for
------------
the Lenders (in such capacity, the "Administrative Agent"), and CIBC, as
                                    --------------------
syndication agent for the Lenders (in such capacity, the "Syndication Agent"),
                                                          -----------------
documentation agent for the Lenders (in such capacity, the "Documentation
                                                            -------------
Agent") and issuer of the Letters of Credit (in such capacity, the "Issuing
                                                                    -------
Bank").


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Borrower, the Lenders, the Lead Agents, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Issuing Bank are parties to the Credit Agreement, dated as of June 27, 1997 (as amended by the First Amendment and Consent thereto, dated as of December 15, 1997, and as otherwise amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Existing Credit Agreement", and as amended by
                               -------------------------
this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement");
                                                       ----------------

     WHEREAS, the Borrower desires to modify and obtain the requisite Lenders' consent with respect to certain provisions of the Existing Credit Agreement, and the requisite Lenders are willing to so modify the Existing Credit Agreement and give their consent on the terms and subject to the conditions set forth herein; and

     WHEREAS, the parties hereto wish to modify the Existing Credit Agreement to allow for the foregoing and related matters, all as set forth below;

     NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby covenant and agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1  Certain Definitions.  The following terms when used in this
                  -------------------
Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Administrative Agent" is defined in the preamble.
      --------------------                    --------

     "Amendment" is defined in the preamble.
      ---------                    --------

     "Amendment Effective Date" is defined in Article IV.
      ------------------------                ----------

     "Borrower" is defined in the preamble.
      --------                    --------

     "Credit Agreement" is defined in the first recital.
      ----------------                    ----- -------

     "Documentation Agent" is defined in the preamble.
      -------------------                    --------

     "Existing Credit Agreement" is defined in the first recital.
      -------------------------                    ----- -------

     "Issuing Bank" is defined in the preamble.
      ------------                    --------

     "Lead Agents" is defined in the preamble.
      -----------                    --------

     "Syndication Agent" is defined in the preamble.
      -----------------                    --------

     SECTION 1.2  Other Definitions.  Terms for which meanings are provided in
                  -----------------
the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                   ARTICLE II

                         AMENDMENTS TO CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing
                     ----------
Credit Agreement shall continue in full force and effect in accordance with its terms.

     SECTION 2.1  Modification of Article I (Definitions).  Article I of the
                  ---------------------------------------
Existing Credit Agreement is hereby amended in accordance with Sections 2.1.1
                                                               --------------
through 2.1.2.
        -----

     SECTION 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

          "Amendment No. 2" means the Second Amendment and Consent to Credit
           ---------------
     Agreement, dated as of June 5, 1998, to this Agreement.

          "Backhaul Capacity" means capacity on inland telecommunication systems
           -----------------
     owned or controlled by parties other than the Borrower and its Subsidiaries which connect (directly or indirectly) to any cable station on the System.

          "Backhaul Inventory" means, at any time of determination, Backhaul
           ------------------
     Capacity acquired by the Borrower or any of its Subsidiaries which has not been sold or otherwise transferred to a third party at such time in accordance with the terms of this Agreement.

          "Backhaul Reserve Account" means the special account designated by
           ------------------------
     that name established by the Administrative Agent pursuant to Section 8.32.
                                                                   ------------

          "Backhaul Service Costs"  means all costs of the Borrower and its
           ----------------------
     Subsidiaries directly and solely related to the purchase of Backhaul Capacity and the related payments in respect of OA&M Expenses.

          "Backhaul Service Revenue"  means all revenues derived by the Borrower
           ------------------------
     and its Subsidiaries in connection with sales and other transfers by the Borrower and its Subsidiaries of Backhaul Capacity to third parties in accordance with the terms of this Agreement.

          "Borrower's Second Amendment Request Letter" means the letter, dated
           ------------------------------------------
     May 27, 1998, from the Borrower to the Lenders requesting the amendments set forth herein.

          "Committed For Backhaul Inventory" means, at any time of
           --------------------------------
     determination, Backhaul Inventory to the extent there are firm commitments pursuant to definitive agreements from third parties at such time to purchase such Backhaul Inventory.

          "First Permitted System Upgrade" means a System Upgrade to the System
           ------------------------------
     contemplated by Article 6A of the Supply Contract to increase capacity on each fiber pair of the System by 10Gb/s per fiber pair.

          "System Upgrade Reserve Account" means the special account designated
           ------------------------------
     by that name established by the Administrative Agent pursuant to Section
                                                                      -------
     8.33.
     ----

          "Uncommitted For Backhaul Inventory" means, at any time of
           ----------------------------------
     determination, Backhaul Inventory not constituting Committed For Backhaul Inventory at such time.

     SECTION 2.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended by (a) amending and restating the definition of "Backhaul Service" contained therein to read in its entirety as follows:

          "Backhaul Service" means the acquisition and disposition of Backhaul
           ----------------
     Capacity, and activities incidental thereto. Notwithstanding anything contained in this Agreement to the contrary, (a) the Borrower and its Subsidiaries shall always be permitted to purchase Backhaul Capacity and pay the related Backhaul Service Costs and make swaps of Capacity or other capacity in accordance with Section 6.23, provided that Uncommitted For
                                 ------------  -------- ----
     Backhaul Inventory does not exceed two STM-16 backhaul circuits in the United States and two STM-16 backhaul circuits in the United Kingdom and
     (b) subject to the proviso contained in clause (a) above, the Borrower and
                                             ----------
     its Subsidiaries shall be permitted to pay (but shall only be permitted to pay) Backhaul Service Costs with funds available in the Backhaul Reserve Account and with swaps of capacity in accordance with Section 6.23.
                                                           ------------

and (b) amending the definition of "System Activities" contained therein by inserting "and exchanges of Capacity and other capacity permitted in accordance with the first sentence of Section 6.23" at the end thereof before the period.
                           ------------

     SECTION 2.2  Modification of Article II (The Commitments).  Article II of
                  --------------------------------------------
the Existing Credit Agreement is hereby amended in accordance with Section
                                                                   -------
2.2.1.
-----


     SECTION 2.2.1. Section 2.11 of the Existing Credit Agreement is hereby amended by amending clause (c)(ii) thereof in its entirety to read as follows:

          "(ii) by an amount equal to 100% of the Net Cash Proceeds of an incurrence of Indebtedness by the Borrower after the Closing Date (other than Indebtedness permitted by Section 6.01) in accordance with Section
                                    ------------                     -------
     8.15(b); and"
     -------

     SECTION 2.3  Modification of Article V (Affirmative Covenants).  Article V
                  -------------------------------------------------
of the Existing Credit Agreement is hereby amended in accordance with Section
                                                                      -------
2.3.1 and 2.3.2.
-----     -----

     SECTION 2.3.1. Section 5.02(a) of the Existing Credit Agreement is hereby amended by adding, at the end of the first sentence thereof, the following:
"and a report which sets forth in reasonable detail the respective aggregate Uncommitted For Backhaul Inventory as of the end of such quarter."

    SECTION 2.3.2. Section 5.12 of the Existing Credit Agreement is hereby amended by deleting the references to Backhaul Service and Interim Restoration contained at the end of the second sentence thereof (which had been added pursuant to Amendment No. 1).

     SECTION 2.4  Modification of Article VI (Negative Covenants).  Article VI
                  -----------------------------------------------
of the Existing Credit Agreement is hereby amended in accordance with Sections
                                                                      --------
2.4.1 through 2.4.3.
-----         -----

     SECTION 2.4 Section 6.04(a) of the Existing Credit Agreement is hereby amended by adding the words "or other capacity" after the word "Capacity" appearing therein.

     SECTION 2.4.2. Section 6.17 of the Existing Credit Agreement is hereby amended by adding, at the end thereof, the following:

     "or (d) paid for with the dispositions of Capacity and other capacity permitted under Section 6.23."
                     ------------

     SECTION 2.4.3 Section 6.23 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          "SECTION 6.23.  Sales of Capacity.  The Borrower shall not, and shall
                          -----------------
     not permit the Subsidiaries to, sell or otherwise dispose of Capacity, capacity provided through Backhaul Service, the Denmark Extension or Interim Restoration or capacity on other telecommunication systems acquired in accordance with the terms hereof except (a) pursuant to Capacity Sale Agreements substantially in the form of Exhibit L, (b) pursuant to other
                                             ---------
     agreements or arrangements which are on commercially reasonable terms (which shall include the disposition of Capacity without cash compensation in exchange for mutual restoration agreements or for reasonably equivalently valued capacity on other subsea fiber or terrestrial fiber telecommunication systems, subject to the last sentence of this Section) and (c) with respect to capacity related to Backhaul Service, the Denmark Extension or Interim Restoration or capacity on other subsea fiber or terrestrial fiber telecommunication systems acquired in accordance with the terms hereof, pursuant to agreements or arrangements in exchange for reasonably equivalent value and which are on commercially reasonable terms (which may include dispositions for non-cash consideration); provided that, in any event, (i) all such agreements and arrangements shall provide that amounts payable to the Borrower shall be paid to the Revenue Account, (ii) no agreement providing for future payments shall prohibit the granting of a security interest in such agreement by the Borrower to the Lenders and
     (iii) without derogation of the provisions of Section 6.24 and except for
                                                   ------------
     the non-cash exchanges expressly contemplated above, such agreements shall provide that payments thereunder shall be in cash and at least 80% of such payments shall be due and payable before the Maturity Date; and provided,
                                                                     --------
     further, that (A) no individual sale
     -------
                                      -5-
     shall defer more than $4,000,000 beyond the Maturity Date without the prior written consent of the Lead Agents and (B) once the aggregate amount of payments deferred beyond the Maturity Date exceeds $20,000,000, no further deferral of payments beyond the Maturity Date shall be permitted without the prior written consent of the Majority Lenders (or the Lead Agents if, as of any date of determination, the cumulative Capacity Sales Revenue received by the Borrower and the Subsidiaries as of such date exceeds 175% of the cumulative Capacity Sales Revenue set forth in Section 6.24(a) with
                                                           --------------
     respect to such date) (and subject, in any event, to clause (A) above).
                                                          ---------
     Prior to the date upon which a Certificate of Commercial Service has been issued under the Supply Contract for the United Kingdom to Germany Segment of the System, the Borrower and its Subsidiaries may dispose of up to 10% of the System's initial Capacity for non-cash consideration permitted under this Agreement and constituting System Activities and, thereafter, if and when the option under the Supply Contract for the First Permitted System Upgrade has been duly exercised by the Borrower, up to 20% (in the aggregate and inclusive of dispositions theretofore made pursuant to this sentence) of the System's initial Capacity, in each case on commercially reasonable terms, provided that in the event that any such non-cash
                       --------
     consideration received by the Borrower and/or its Subsidiaries is ultimately disposed of for cash, the corresponding capacity on the System will no longer be deemed to have been disposed of for non-cash consideration."

     SECTION 2.5  Modification of Article VIII (Accounts).  Article VIII of the
                  ---------------------------------------
Existing Credit Agreement is hereby amended in accordance with Sections 2.5.1
                                                               --------------
through 2.5.6.
        -----

     SECTION 2.5.1. Clause (a) of Section 8.08 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(a)  Presale Proceeds.  The Administrative Agent shall, upon receipt
                ----------------
     by it of a certificate of the Borrower prior to the Commercial Operation Date (which shall be delivered no more frequently than once a month, except for (i) certificates delivered with respect to amounts payable pursuant to clause first, which may be delivered three times a month, and (ii) a
     ------ -----
     certificate to be delivered on the Amendment Effective Date (as defined in Amendment No. 2)), and in any event on the Commercial Operation Date, distribute, from the cash available in the Revenue Account, the following amounts in the following order of priority:

                first, to the Sales Agent, all Sales Commissions earned in
                -----
          accordance with the Sales Agency Agreement but not yet paid under the Sales Agency Agreement as indicated in such certificate;

                second, (A) to the Operator (or such other Person as may be
                ------
          entitled thereto), all Annex H Costs of the Borrower then due and payable, and to the payment of all Advisory Services Fees then due and payable and (B) to each Subsidiary's Subsidiary Account, a portion of the amounts due and owing to such Subsidiary under the Intercompany Agreement equal to all Annex H Costs of such Subsidiary then due and payable;

               third, to the Backhaul Reserve Account to be applied in
               -----
          accordance with Section 8.32, until the Working Capital Loans
                          ------------
          outstanding on the Amendment Effective Date (as defined in Amendment No. 2) attributable to Backhaul Service Costs and Interim Restoration (and all accrued interest thereon to the date of payment) have been paid in full, an amount sufficient to prepay such Working Capital Loans, together with accrued interest thereon, and, thereafter, at the Borrower's option, up to an amount equal to the sum of (x) 60% of Backhaul Service Revenue received since the last certificate received by the Administrative Agent under this Section 8.08(a) and (y)
                                                 ---------------
          $20,000,000 from sales of Capacity;

               fourth, until such time as there shall be a balance of
               ------
          $10,000,000 in the aggregate therein from distributions pursuant to this clause fourth on or prior to the Commercial Operation Date, to
               -------------
          the Construction Contingency Reserve Account, to be applied in accordance with Section 8.16;
                          ------------

               fifth, until such time as there shall be a balance of $48,000,000
               -----
          in the aggregate therein from distributions pursuant to this clause
                                                                       ------
          fifth on or prior to the Commercial Operation Date, to the Debt
          -----
          Reserve Account, to be applied in accordance with Section 8.10;
                                                            ------------

               sixth, until such time as there shall be a balance of $14,820,000
               -----
          in the aggregate therein from distributions pursuant to this clause
                                                                       ------
          sixth on or prior to the Commercial Operation Date, to the Operating
          -----
          Reserve Account, to be applied in accordance with Section 8.12;
                                                            ------------

               seventh, until such time as $200,000,000 in the aggregate shall
               -------
          have been distributed from distributions pursuant to this clause
                                                                    ------
          seventh on or prior to the Commercial Operation Date, to the
          -------
          Administrative Agent, for the account of the Lenders, to be applied to the prepayment of the Loans, together with accrued interest thereon and any amounts due pursuant to Section 2.16, in accordance with
                                          ------------
          Section 2.11(a);
          ---------------

               eighth, until such time as there shall be a balance of $9,000,000
               ------
          in the aggregate therein from distributions pursuant to this clause
                                                                       ------
          eighth on or prior to the Commercial Operation Date, to the Holdings
          ------
          Interest Reserve Account, to be applied in accordance with Section
                                                                     -------
          8.11;
          ----

               ninth, until such time as there shall be a balance of $75,000,000
               -----
          in the aggregate therein from distributions pursuant to this clause
                                                                       ------
          ninth on or prior to
          -----
          the Commercial Operation Date, to the System Upgrade Reserve Account

          to be applied in accordance with Section 8.33;
                                            -----------
               tenth, to the Administrative Agent, for the account of the
               -----
          Lenders, up to an amount sufficient to pay all Loans in full, together with accrued interest thereon and all other amounts payable under this Agreement and the other Loan Documents;

               eleventh, thereafter, to the Escrow Payment Account, an aggregate
               --------
          amount not to exceed the remaining Commitments (or, if less, the remaining amounts payable under the Supply Contract), whereupon such Commitments shall be reduced dollar for dollar in accordance with

          Section 2.08; and
          ------------

               twelfth, thereafter, to the Borrower, to be applied to such
               -------
          purposes (including the making of equity dividends) as the Borrower may direct."

In addition, all references in the Existing Credit Agreement to Section 8.08(a) and to specific clauses contained therein are hereby amended to give effect to the modifications to Section 8.08(a) effected by this Amendment.

     SECTION 2.5.2 Clause (b) of Section 8.08 of the Existing Credit Agreement is hereby amended as follows:

          (a) The first sentence of such clause (b) is hereby amended by adding the words "and to make deposits into the Backhaul Reserve Account in an amount up to 60% of Backhaul Service Revenue" immediately before the words "from the Revenue Account" appearing at the end of such sentence.

          (b) The third sentence of such clause (b) is hereby amended by adding a new clause (E) to the end thereof, such new clause to read as follows:
     "and (E) to the Backhaul Reserve Account, the amount requested therefor by the Borrower in the Expense Certificate referred to above."

     SECTION 2.5.3. Clause (d) of Section 8.08 of the Existing Credit Agreement is hereby amended by redesignating subclauses "second" through "sixth" contained therein as subclauses "third" through "seventh" and inserting a new clause "second" to read as follows:

          "second, to the Backhaul Reserve Account, to be applied in accordance
           ------
     with Section 8.32, an amount equal to 60% of Backhaul Service Revenue
          ------------
     received;"

     SECTION 2.5.4 Clause (b) of each of Sections 8.10, 8.11, 8.12 and 8.16 of the Existing Credit Agreement are hereby amended by deleting the amount "$6,500,000" appearing in each such clause and inserting in replacement therefor the amount "$7,410,000" (as such amount may be increased in accordance with the terms of the OA&M Agreement).

     SECTION 2.5.5. Clause (b) of Section 8.15 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(b) if any such amounts are Net Cash Proceeds of an incurrence of Indebtedness by the Borrower after the Closing Date (other than Indebtedness permitted by Section 6.01), such Net Cash Proceeds shall be
                               ------------
     applied to the prepayment of the Loans in accordance with Section
                                                               -------
     2.11(c)(ii); and"
     -----------

     SECTION 2.5.6. A new Section 8.32 to Existing Credit Agreement is hereby added as follows:

          "SECTION 8.32  Backhaul Reserve Account.  The Administrative Agent
                         ------------------------
     shall deposit in the Backhaul Reserve Account amounts in accordance with

     Sections 8.08(a) and 8.08(b).  The Administrative Agent shall pay from
     ----------------     -------
     amounts on deposit in the Backhaul Reserve Account (a) until all Working Capital Loans outstanding on the Amendment Effective Date (as defined in Amendment No. 2) attributable to Backhaul Service Costs and Interim Restoration and all accrued interest thereon to the date of payment have been paid in full, all such Working Capital Loans (and all accrued interest thereon) and (b), at the Borrower's written request, Backhaul Service Costs (whether or not set forth in the then current Operating Budget) as requested by the Borrower. The Borrower's request shall be accompanied by a certificate setting forth in reasonable specificity the appropriate payment instructions and the Backhaul Capacity in respect of which such payment is to be made. In addition, at the Borrower's written request, the Administrative Agent shall release the funds requested by the Borrower from the Backhaul Reserve Account and apply them as revenues in accordance with the provisions of Section 8.08."
                       ------------

     SECTION 2.5.7. A new Section 8.33 to Existing Credit Agreement is hereby added as follows:

          "SECTION 8.33  System Upgrade Reserve Account.  The Administrative
                         ------------------------------
     Agent shall deposit amounts in the System Upgrade Reserve Account from amounts on deposit in the Revenue Account as specified in Section 8.08(a).
                                                               ---------------
     At the Borrower's written request, the Administrative Agent shall pay to the Contractor from amounts on deposit in the System Upgrade Reserve Account the amount certified by the Borrower and confirmed by the Independent Engineer to be due and owing in respect of the First Permitted System Upgrade."

     SECTION 2.5.8. The Expense Certificate shall be deemed amended to include a new item whereby the Borrower can request that Backhaul Service Revenue be deposited in the Backhaul Reserve Account.

                                  ARTICLE III

                                    CONSENTS

     Effective on (and subject to the occurrence of) the Amendment Effective Date, certain consents are hereby granted in accordance with this Article III.
                                                                  -----------

     SECTION 3.1  Advisory Services Fee Consent.  The Majority Lenders hereby
                  -----------------------------
consent to the execution and delivery of an amendment to the Advisory Services Agreement in the form attached hereto as Exhibit A, provided that such consent
                                                    --------
shall only be effective to the extent the fees provided for therein are computed on revenues actually deposited into the Revenue Account.

     SECTION 3.2  System Upgrade Consent.  The Majority Lenders hereby consent
                  ----------------------
to the execution by the Borrower of an Intention to Proceed with respect to the First Permitted System Upgrade in accordance with the terms set forth in the Borrower's Second Amendment Request Letter.

     SECTION 3.3  Sale of Receivables Consent.  The Majority Lenders hereby
                  ---------------------------
consent to the sale by the Borrower, so long as no Event of Default has occurred and is continuing, in each case both before and immediately after giving effect thereto, of receivables and related rights on commercially reasonable terms for fair value; provided that (a) such sale is without recourse to the Borrower for
            --------
credit defaults of the obligors thereunder, (b) such receivables relate to a Segment of the System as to which a Certificate of Commercial Service has been issued under the Supply Contract, (c) the discount factor applicable to any sale does not exceed 10%, and provided that the Borrower retains a residual interest in the discounted amount, and (d) the proceeds thereof shall be deposited forthwith in the Revenue Account.

     SECTION 3.4  Consent to Creation of New U.K. Subsidiary.  The Lead Agents
                  ------------------------------------------
hereby consent to the creation of a new, direct, wholly-owned, United Kingdom subsidiary of the Borrower (the "New Subsidiary") and, in connection therewith,
                                 --------------
the Majority Lenders acknowledge and agree to such arrangements and hereby consent to the transfer of the Capital Stock of each of the Borrower's existing Subsidiaries to the New Subsidiary subject to the existing liens in favor of the Administrative Agent on such Capital Stock, provided that (a) the Administrative
                                            --------
Agent shall receive a first perfected Lien on all the Capital Stock of the New Subsidiary and a guarantee from the New Subsidiary, in each case similar in form to the documents delivered by the existing U.K. Subsidiary, and (b) the New Subsidiary's activities shall be limited, and the arrangements under which such matters shall be effected, in a manner and pursuant to arrangements effected within a reasonable time and reasonably satisfactory to the Lead Agents.

                                  ARTICLE IV

                          CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective as of the date first above written upon satisfaction of each of the conditions precedent set forth in this Article
                                                                        -------
IV to the satisfaction of the Administrative Agent (the first date as of which
--
each such condition has been satisfied being herein called the "Amendment
                                                                ---------
Effective Date").
--------------

     SECTION 4.1  Counterparts.  The Administrative Agent shall have received
                  ------------
counterparts hereof executed on behalf of the Borrower and the Required Lenders.

     SECTION 4.2  Fees and Expenses.  The Administrative Agent shall have
                  -----------------
received all expenses due and payable pursuant to Section 6.5 (to the extent
                                                  -----------
then invoiced).

     SECTION 4.3  Legal Details, etc.  All documents executed or submitted
                  ------------------
pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.


                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders, the Issuing Bank and the Agents to enter into this Amendment, the Borrower hereby represents and warrants as follows:

     SECTION 5.1  Restatement of Representations and Warranties.  As of the
                  ---------------------------------------------
Amendment Effective Date, each of the representations and warranties of the Borrower and its Subsidiaries contained in the Credit Agreement and each other Loan Document are true and correct in all material respects (unless any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date, except that for these purposes, the references to the term "Closing Date" in Sections 3.17 and 3.18 of the Credit Agreement shall be deemed to be references to the Amendment Effective Date) and additionally represents and warrants unto the Lenders, the Issuing Bank and the Agents as set forth in this
Article V.
---------

     SECTION 5.2  Validity, etc.  This Amendment constitutes the legal, valid
                  --------------
and binding obligation of the Borrower, enforceable in accordance with its terms subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     SECTION 5.3  No Default.  No Default or Event of Default has occurred and
                  ----------
is continuing.

     SECTION 5.4  Disclosure.  The Borrower's Second Amendment Request Letter
                  ----------
(excluding any financial projections and other estimates or views of future circumstances), taken as a whole, does not contain, as of May 27, 1998, any untrue statements of material fact and does not omit to state, as of May 27, 1998, any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not materially misleading.


                                  ARTICLE VI

                                 MISCELLANEOUS

     SECTION 6.1  Cross References.  References in this Amendment to any article
                  ----------------
or section are, unless otherwise specified, to such article or section of this Amendment.

     SECTION 6.2  Loan Document Pursuant to Credit Agreement.  This Amendment is
                  ------------------------------------------
a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

     SECTION 6.3  Successors and Assigns.  This Amendment shall be binding upon
                  ----------------------
and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 6.4  Counterparts.  This Amendment may be executed by the parties
                  ------------
hereto in several counterparts, all of which shall be deemed to be an original and which shall constitute together but one and the same agreement.

     SECTION 6.5  Expenses.  The Borrower hereby agrees to pay to or reimburse
                  --------
the Administrative Agent, upon demand, all of their reasonable expenses in connection with the development, negotiation, preparation, execution and closing of this Amendment, including all reasonable fees and other charges of Mayer, Brown & Platt in connection therewith.

     SECTION 6.6  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                  -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the date and year first above written.


                                    ATLANTIC CROSSING LTD.


                                    By: /s/ K. Eugene Shutler
                                        -----------------------
                                        Name: K. Eugene Shutler
                                        Title:


                                    DEUTSCHE BANK AG, NEW YORK
                                    BRANCH, as a Lead Agent and as
                                      Administrative Agent


                                    By:________________________________
                                       Name:
                                       Title:


                                    By:________________________________
                                       Name:
                                       Title:


                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE, acting through one or more
                                      of its branches, agencies or affiliates
                                      as a Lead Agent, as Syndication Agent,
                                      as Documentation Agent and as Issuing
                                      Bank


                                    By:________________________________
                                       Name:
                                       Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the date and year first above written.


                                    ATLANTIC CROSSING LTD.


                                    By:________________________________
                                       Name:
                                       Title:


                                    DEUTSCHE BANK AG, NEW YORK
                                    BRANCH, as a Lead Agent and as
                                      Administrative Agent


                                    By: /s/ Lydia Zaininger
                                       -------------------------------
                                       Name:  Lydia Zaininger
                                       Title: Vice President


                                    By: /s/ Alain M. Bolea
                                       ------------------------------
                                       Name:  Alain M. Bolea
                                       Title: Managing Director


                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE, acting through one or more
                                      of its branches, agencies or affiliate
                                      as a Lead Agent, as Syndication Agent,
                                      as Documentation Agent and as Issuing
                                      Bank


                                    By:________________________________
                                       Name:
                                       Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the date and year first above written.


                                    ATLANTIC CROSSING LTD.


                                    By:_______________________________
                                       Name:
                                       Title:


                                    DEUTSCHE BANK AG, NEW YORK
                                    BRANCH, as a Lead Agent and as
                                      Administrative Agent


                                    By:________________________________
                                       Name:
                                       Title:


                                    By:________________________________
                                       Name:
                                       Title:


                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE, acting through one or more
                                      of its branches, agencies or affiliate
                                      as a Lead Agent, as Syndication Agent,
                                      as Documentation Agent and as Issuing
                                      Bank


                                    By: /s/ Louis Bell
                                       -------------------------------
                                       Name:  Louis Bell
                                       Title: Executive Director, CIBC
                                              Oppeneheime
                                              Securities Corp. As Agent

                                    CIBC INC.


                                    By: /s/ Louise Bell
                                       -------------------------------
                                       Name:  Louise Bell
                                       Title: Director, CIBC Oppenheimer
                                              Corp., as Agent

                                    DEUTSCHE BANK AG, NEW YORK
                                    BRANCH AND/OR CAYMAN ISLANDS
                                    BRANCH


                                    By: /s/ Lydia Zaininger
                                       --------------------------------
                                       Name:  Lydia Zaininger
                                       Title: Vice President


                                    By: /s/ Alain M. Bolea
                                       -------------------------------
                                       Name:  Alain M. Bolea
                                       Title: Managing Director

                                    BERLINER BANK
                                    AKTIENGESELLSCHAFT


                                    By: /s/ Graf Fugger
                                       -------------------------------
                                       Name:  Graf Fugger
                                       Title: Director


                                    By: /s/ Klaus Pommer
                                       -------------------------------
                                       Name:  Klaus Pommer
                                       Title: Director

                                    BANK OF MONTREAL


                                    By: /s/ Patrick Keleher
                                       -------------------------------
                                       Name:  PATRICK KELEHER
                                       Title: DIRECTOR

                                    BHF-BANK AKTIENGESELLSCHAFT


                                    By: /s/  Heidimarie Skor
                                       -------------------------------
                                       Name:  HEIDIMARIE SKOR
                                       Title: VICE PRESIDENT



                                    By: /s/  Maria Lags
                                       --------------------------------
                                       Name:  Maria Lags
                                       Title: AVP

                                    INDUSTRIAL BANK OF JAPAN, LTD.


                                    By: [SIGNATURE ILLEGIBLE]
                                       -------------------------------
                                       Name:
                                       Title:

                                    KZH-SOLEIL CORPORATION


                                    By: /s/ V Conway
                                       --------------------------------
                                       Name:  Virginia Conway
                                       Title: Authorized Agent


                                    By:________________________________
                                       Name:
                                       Title:

                                    NATIONAL CITY BANK


                                    By: /s/ Andrew J. Walshaw
                                       -------------------------------
                                       Name:  Andrew J. Walshaw
                                       Title: Assistant Vice President

                                    BANK OF SCOTLAND


                                    By: /s/ Ian C. Gordon
                                        ------------------------------
                                       Name:  Ian C. Gordon
                                       Title: Director, Project Finance

                                    CREDITANSTALT-BANKVEREIN


                                    By: /s/ Martin Frank
                                       -------------------------------
                                       Name:  Martin Frank
                                       Title: Assistant General Manager



                                    By: /s/ Martin Benger
                                       -------------------------------
                                       Name:  Martin Benger
                                       Title: Deputy Manager

                              DE NATIONALE INVESTERINGS-
                              BANK, N.V.


                              By:/s/ H.L. Huizing          /s/ U. Uvan de Meen
                                 ---------------------------------------------
                                 Name: H.L. Huizing            U. Uvan de Meen
                                 Title:Senior Vice President   Vice President

                                   THE MITSUBISHI TRUST AND
                                   BANKING CORPORATION


                                   By:/s/ Beatrice E. Kossodo
                                      -------------------------------
                                      Name: Beatrice E. Kossodo
                                      Title:Senior Vice President

                                    SOUTHERN PACIFIC BANK


                                    By:/s/  Cheryl A. Wasilewski
                                       ----------------------------
                                       Name: Cheryl A. Wasilewski
                                       Title: Vice President

                                    THE TOYO TRUST & BANKING
                                    COMPANY, LTD.


                                    By:/s/ T. Mikumo
                                       --------------------------
                                       Name:  T. Mikumo
                                       Title: Vice President

                                    GULF INTERNATIONAL BANK B.S.C.


                                    By:/s/ Abdel F. Tahoun
                                       ----------------------------
                                       Name: Abdel-Fattah Tahoun
                                       Title:Senior Vice President


                                    By: /s/ Haytham F. Khalil
                                       --------------------------------
                                       Name:  Haytham F. Khalil
                                       Title: Assistant Vice President

                                    KZH HOLDING CORPORATION III


                                    By:/s/ V Conway
                                       ---------------------------
                                       Name:  Virginia Conway
                                       Title: Authorized Agent

                                    WESTDEUTSCHE LANDESBANK
                                    GIROZENTRALE


                                    By: /s/ Charles Columbus
                                       --------------------------------
                                       Name:  Charles  Columbus
                                       Title: Managing Director


                                    By:/s/ E. Keith Min
                                       ---------------------------------
                                       Name: E. Keith Min
                                       Title:Vice President
                                             Global Structured Finance

                                    BANK BRUSSELS LAMBERT, NEW
                                    YORK BRANCH


                                    By:/s/ Luc Verbeken
                                       ----------------------------
                                       Name: Luc Verbeken
                                       Title:Senior Vice President


                                    By:/s/ Mallika Kambhampati
                                       ----------------------------
                                       Name: Mallika Kambhampati
                                       Title:Vice President and Manager
                                                 Credit Analysis

DRESDNER BANK AG, NEW YORK               DRESDNER BANK AG, NEW YORK
AND GRAND CAYMAN BRANCHES                AND GRAND CAYMAN BRANCHES




By: /s/  Lucas Missong                   By:/s/ John Padilla
    ---------------------                   ------------------------
NAME:  Lucas Missong                              NAME:  John Padilla
TITLE: Vice President                             TITLE: Vice President

                                    VAN KAMPEN AMERICAN CAPITAL
                                    PRIME RATE INCOME TRUST


                                    By:/s/ Jeffrey Maillet
                                       ---------------------------
                                       Name:  Jeffrey Maillet
                                       Title: Senior Vice President & Director